Exhibit 10.31

PLEDGE AND SECURITY AGREEMENT

          This PLEDGE AND SECURITY AGREEMENT (“Pledge Agreement”), dated as of October 1, 2004, is made by GBC KANSAS, INC., a Kansas corporation (the “Pledgor”), for the benefit of BANK ONE, NA, a national banking association (the “Lender”).

R E C I T A L S:

          A. Gold Banc Corporation, Inc., a Kansas corporation (“Borrower”), desires to borrow from the Lender up to an aggregate principal sum of $25,000,000, in accordance with the terms of, and subject to the conditions set forth in, that certain Loan Agreement, dated as of October 1, 2004, by and between the Lender and the Borrower (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and the other documents and instruments entered into, or delivered in connection with, or relating to, the Loan Agreement (collectively, the “Loan Documents”).

          B. The Pledgor is a wholly-owned subsidiary of the Borrower, and the execution and delivery of this Pledge Agreement is a condition precedent to the effectiveness of the Loan Agreement.

          C. The Pledgor wishes to execute and deliver this Pledge Agreement to secure the obligations of the Borrower under the Loan Documents, including, without limitation, under the Revolving Loan (all capitalized terms used, but not defined, in this Pledge Agreement have the meanings ascribed to such terms in the Loan Agreement).

          D. The Pledgor owns 72,000 shares (the “Pledged Subsidiary Shares”) of the outstanding common stock of Gold Bank, a Kansas state chartered bank (“GBK”), and the Pledged Subsidiary Shares represent 100% of the issued and outstanding capital stock of GBK. The certificate numbers for the Pledged Subsidiary Shares, and the number of shares evidenced thereby, are set forth on Schedule 1 attached hereto.

          NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement, and in consideration of the mutual representations, warranties, covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

          1. Grant of Security Interest. To secure the Obligations (as defined below), the Pledgor hereby irrevocably and unconditionally pledges, and grants to the Lender a continuing first priority security interest in, and hereby transfers, assigns, and delivers to the Lender, the following: (a) all of the Pledged Subsidiary Shares and all substitutions of, and additions to, the Pledged Subsidiary Shares (and certificates representing all of such shares); (b) any and all shares of the capital stock (and certificates representing such shares) of GBK that the Pledgor or the Lender acquires, directly or indirectly, from and after the date hereof, and all substitutions of, and additions to, such shares of capital stock (the items described in (a) and (b) above may collectively be referred to as the “Pledged Stock”); and (c) all income and profits related to, or derived from, the Pledged Stock, and all dividends and distributions thereon, all other proceeds thereof, and all rights, benefits and privileges pertaining to, or arising from, the Pledged Stock. All of the foregoing and all other property at any time pledged with or to the Lender hereunder or in which the Lender is granted a security interest hereunder (irrespective of whether specifically described herein), and, subject to the provisions of Section 3(b) below, all income therefrom and proceeds thereof, may be referred to collectively as the “Pledged Property.” The parties hereby acknowledge that, concurrently herewith, the Pledgor has delivered to the Lender: (i) the Pledged Stock owned by the Pledgor as of the date hereof; and (ii) undated stock powers (duly executed in blank) for all of the Pledged Stock, in form and content reasonably satisfactory to the Lender. Upon request of the Lender, the Pledgor shall pay all requisite federal and state stock transfer taxes and shall furnish evidence thereof to the Lender.

          2. Obligations. The obligations secured by this Pledge Agreement are the following (referred to collectively herein as the “Obligations”):

                    (a) all obligations, liabilities, indebtedness, and agreements of the Borrower contained in, or arising under (including, without limitation, the payment of all indebtedness of the Borrower in respect of), the Loan Agreement;

                    (b) all amounts due to the Lender under the Revolving Note and including any and all modifications, extensions, renewals, refinancings or substitutions thereof (the “Notes”) and including, without limitation, all principal, accrued interest and other amounts due under the Notes;

                    (c) all sums advanced by, or on behalf of, the Lender in connection with, or relating to, the Loan Agreement, the Notes, or the Pledged Property including, without limitation, any and all sums advanced to preserve or protect the Pledged Property, or to preserve, protect, or perfect the Lender’s security interest in the Pledged Property;

                    (d) in the event of any proceeding to enforce the satisfaction of the Obligations, or any of them, or to preserve and protect the Lender’s rights under the Loan Agreement, the Notes, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of taking, retaking, holding, preparing for sale, selling, or otherwise disposing of, or realizing on, the Pledged Property, or of any exercise by the Lender of its rights, together with reasonable attorneys’ fees, expenses and court costs;

                    (e) all other obligations, liabilities, and indebtedness of the Borrower owing to the Lender, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced;

                    (f) all obligations, liabilities, and indebtedness of the Borrower under, or in connection with, any agreement, arrangement, or instrument entered into with the Lender in connection with the Loan Agreement that provide an interest rate swap, interest rate cap, interest rate hedge or other similar interest rate protection; and

                    (g) all obligations, liabilities and indebtedness of the Borrower under, or in connection with, the Loan Agreement that require the Borrower to reimburse the Lender for the Lender’s indebtedness, obligations, or liabilities under, or in connection with, any agreement, arrangement, or instrument entered into with the Lender in connection with the Loan Agreement that provides an interest rate swap, interest rate cap, interest rate hedge or other similar interest rate protection.

          3.   Voting Rights and Dividends.

                    (a) Unless an Event of Default (as defined herein) shall have occurred, the Pledgor shall be entitled to vote any and all shares of the Pledged Stock and to give consents, waivers and ratifications in respect thereof; provided, however, that, except as may be explicitly required by a Governmental Agency, no vote shall be cast, no consent, waiver or ratification shall be given, and no action shall be taken by the Pledgor that would: (i) violate or be inconsistent with any of the terms of the Loan Agreement, the Notes or this Pledge Agreement; (ii) have the effect of impairing the position or interests of the Pledgor, the Lender, or any holder of any of the Notes; or (iii) have a material adverse effect upon the value of the Pledged Property. From and after the occurrence of an Event of Default, all such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease, and all of such rights shall be vested solely and exclusively in the Lender.

                    (b) Unless an Event of Default shall have occurred, all dividends and other distributions that are permitted under the Loan Agreement to be paid with respect to the Pledged Property shall be the property of, and paid to, the Pledgor. From and after the occurrence of an Event of Default, all such dividends and distributions and all other payments shall be immediately and directly paid to, or for the benefit of, the Lender. From and after the occurrence of an Event of Default, all such dividends, distributions, and other payments made with respect to the Pledged Property shall, until paid or delivered to the Lender (or its nominee), be held in trust for the benefit of the Lender as additional Pledged Property to secure the Obligations.

          4.  Representations, Warranties and Covenants. The Pledgor further represents, warrants, covenants, and agrees that:

                    (a) It is the legal, record, and beneficial owner of, and has good and marketable title to, the Pledged Property, free and clear of any and all Liens, except the security interest created by this Pledge Agreement or otherwise in favor of the Lender. Schedule 1 attached hereto is a true, accurate, and complete list and description of the Pledged Subsidiary Shares.

                    (b) Without the prior written consent of the Lender, the Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option or other acquisition right with respect to, any of the Pledged Property, nor will the Pledgor create, incur or permit to exist any Lien with respect to any of the Pledged Property, or any interest therein, or any proceeds thereof, except for the security interest provided by this Pledge Agreement. Without the prior written consent of the Lender, the Pledgor agrees that it will not, and it will cause GBK to not: (i)  issue or reissue any capital stock or other securities of GBK (or warrants therefor or other rights with respect thereto) in addition to, or issue other securities of any nature in exchange or substitution for, any of the Pledged Property; (ii) redeem any of the Pledged Property; or (iii)

declare any stock dividend or split or otherwise change the capital structure of GBK.

                    (c) The Pledged Stock is genuine and in all respects represents what it purports to be. All of the Pledged Subsidiary Shares have been duly and validly authorized, legally and validly issued, and are fully paid and non-assessable. None of the Pledged Property is subject to any puts, calls, options, warrants, rights of purchase, rights of first refusal or agreements with respect to the transfer or sale thereof. To the Pledgor’s knowledge, after due inquiry, no condition, circumstance, document, restriction, litigation, or proceeding (or threatened litigation or proceeding or basis therefor) exists that could: (i) adversely affect the validity or priority of the Lien granted to the Lender hereunder; (ii) adversely affect the ability of the Pledgor to perform its obligations under this Pledge Agreement; or (iii) constitute an Event of Default under this Pledge Agreement (with the giving of notice, the lapse of time, or both).

                    (d) The pledge, assignment and delivery of the Pledged Property pursuant to this Pledge Agreement creates a valid first priority perfected security interest in the Pledged Property, subject to no Lien or to any agreement purporting to grant to any third party a security interest in the assets of the Pledgor that would include any of the Pledged Property (except as may exist in favor of the Lender). The Pledgor will at all times defend the Lender’s right, title and security interest in and to the Pledged Property against any and all claims and demands of any Person adverse to the claims of the Lender.

                    (e) The Pledgor is a corporation, duly organized, validly existing, and in good standing in the jurisdiction of its incorporation, with full and adequate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities requires such qualification or licensing, except when the failure to be so licensed or qualified would not have a material adverse effect on the business, property, assets, operations or financial condition of the Pledgor. Each Person executing and delivering this Pledge Agreement on behalf of the Pledgor has full right, authorization, power, and capacity to do so.

                    (f) The Pledgor has full right, power and authority to enter into, execute, and deliver this Pledge Agreement, and to perform its obligations hereunder. This Pledge Agreement is binding upon, and enforceable against, the Pledgor in accordance with its terms. The execution and delivery of this Pledge Agreement, and the pledge and grant of a security interest pursuant to the terms hereof, have been duly authorized by all necessary corporate and other actions, and do not and will not breach, violate, or contravene any law, rule, regulation, order, writ, injunction, judgment, decree, charter, bylaw, contract, agreement, or instrument to which the Pledgor is a party, by which the Pledgor is bound, or to which it or its properties or assets is subject. No notice, filing, approval, or consent to, by, or with any Person is required in connection with the execution and delivery of this Pledge Agreement or the consummation of the transactions contemplated hereby. Pledgor is a wholly-owned subsidiary of Borrower, and based upon such relationship, Pledgor has determined that: (1) it is in furtherance of Pledgor’s business purposes to enter into this Pledge Agreement and perform its obligations hereunder; and (2) the benefits to be derived by Pledgor from the execution and delivery by the Borrower of the Loan Agreement also directly or indirectly benefit Pledgor and are at least equal to the liabilities and obligations created and incurred hereby.

                    (g) The Pledgor shall pay any fees, assessments, charges or taxes arising with respect to the Pledged Property. In case of failure by the Pledgor to pay any such fees, assessments, charges or taxes, the Lender shall have the right, but shall not be obligated, to pay such fees, assessments, charges or taxes, as the case may be, and, in that event, the cost thereof shall be payable by the Pledgor to or for the benefit of the Lender immediately upon demand together with interest at the Default Rate of Interest from the date of disbursement by the Lender to the date of payment by the Lender.

                    (h) None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

                    (i) Upon the request of the Lender, the Pledgor shall cause the pledge and transfer of the Pledged Stock to the Lender pursuant to the terms and conditions of this Pledge Agreement to secure the Obligations to be noted in the books and records of the issuer of the Pledged Stock, and the Pledgor shall promptly deliver to the Lender written confirmation thereof executed by such issuer.

                    (j) None of the actions contemplated by this Pledge Agreement are or will be in violation of, or restricted by, any restrictive agreement, stop transfer order, any legend appearing on any of the certificates evidencing any of the Pledged Stock, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any state blue-sky or securities laws, any Canadian federal or provincial blue-sky or securities laws, or any rule or regulation issued under any of the foregoing.

                    (k) The Pledgor owns (and shall own at all times until this Pledge Agreement shall be terminated as provided herein) 100% issued and outstanding capital stock of GBK. The Pledged Subsidiary Shares represent all of the issued and outstanding capital stock of GBK.

          5.  Perfection Matters. The Pledgor authorizes the Lender to file from time to time, and, upon the Lender’s request from time to time, the Pledgor will execute, such financing statements, assignments, and other documents covering the Pledged Property as may be necessary or appropriate (as determined by the Lender) in order to create, evidence, perfect, maintain or continue its security interest in the Pledged Property (including additional Pledged Property acquired by the Pledgor after the date hereof), and the Pledgor will pay the cost of filing the same or reimburse the Lender for filing costs in all public offices in which the Lender may deem filing to be desirable as well as the costs of any Lien searches which the Lender may request. The Pledgor shall, at its cost, deliver to the Lender possession of whatever Pledged Property the Lender requests for the purposes of perfecting the Lender’s security interest in such Pledged Property by possession, whether or not a financing statement is also filed with respect to the Lender’s security interest in such Pledged Property. The Pledgor will take, and will cause GBK to take, at their cost, such other action and to execute such other documents and instruments, as the Lender may from time to time reasonably request relating to the Pledged Property and the perfection of the Lender’s security interest therein.

          6.  Events of Default.

                    (a) The Pledgor shall be in default under this Pledge Agreement upon the occurrence of any one or more of the following events or conditions (each an “Event of Default”):

          (i) any “Default” under Section 5.1 of the Loan Agreement;

          (ii) nonpayment when due of any of the Obligations relating to the payment of money, whether by acceleration or otherwise, or the nonperformance of any other Obligation, and the expiration of any applicable cure period provided under the document(s) giving rise to any such Obligation without payment or performance, as the case may be, being made;

          (iii) the Pledgor shall fail or neglect to perform, keep, or observe any provision, term, condition, or covenant contained in this Pledge Agreement (except as covered by clause (ii) above), and such failure or neglect continues for fifteen (15) days;

          (iv) any representation or warranty made by the Pledgor in this Pledge Agreement is breached, is false, or is misleading as of the date when made (except as covered by clause (ii) above);

          (v) any breach of any covenant made by the Pledgor in any other instrument, document or agreement between the Pledgor and the Lender, which breach remains uncured beyond any applicable time period, if any, specifically provided therefor or, if no cure period is provided, such breach shall continue for fifteen (15) days;

          (vi) any representation or warranty made by the Pledgor in any other instrument, document or agreement between the Pledgor and the Lender is breached or is false or misleading and the breach, falsehood or state of being misleading continues beyond the applicable cure period, if any, specifically provided therefor or, if no cure period is provided, such breach shall continue for fifteen (15) days;

          (vii) the claim, existence, or creation of any Lien upon any of the Pledged Property or the making of any levy, judicial seizure, or attachment thereof or thereon;

          (viii) any deterioration or impairment of any of the Pledged Property, or any decline or depreciation in the value or market value thereof (whether actual or reasonably anticipated), which causes the Pledged Property, in the sole discretion of the Lender acting in good faith, to become unsatisfactory with respect to value; or

          (ix) the Lender in good faith deems itself insecure.

                    (b) If an event, act or condition constitutes a default or an event of default in more than one Loan Document, the cure period, if any, in each Loan Document will be determined independently without regard to the cure period, if any, provided in any other Loan Documents.

          7. Remedies upon an Event of Default.

                    (a) From and after the occurrence of an Event of Default, the Lender shall have all rights, privileges, and remedies available under this Pledge Agreement, the Loan Agreement, the Notes, at law, in equity, by statute (including, without limitation, Article 9 of the Illinois Uniform Commercial Code), or otherwise, including for the protection and enforcement of its rights with respect to the Pledged Property, and, in addition to the foregoing, the Lender shall have full and irrevocable right, power, and authority, without limitation (but is under no obligation to the Pledgor so to do):

               (i) at the Lender’s discretion, to take any action, including, without limitation, the transfer of all or any part of the Pledged Property into the Lender’s own name or the name of any nominee for the Lender, which the Lender may deem necessary or appropriate to preserve or protect the Lender’s interest in any of the Pledged Property. The Lender shall have the right to appoint one or more agents for the purpose of retaining physical possession of the Pledged Property, which may be held (in the discretion of the Lender) in the name of the Pledgor, endorsed or assigned in blank, or in the name of the Lender or any nominee or nominees of the Lender;

               (ii) (a) to collect, withdraw or receive all amounts due or to become due and payable upon, in connection with, or relating to, the Pledged Property; (b) to execute any withdrawal receipts with respect to the Pledged Property; (c) to endorse the name of the Pledgor on any or all documents, instruments or commercial paper given in payment of the Pledged Property; and (d) to execute endorsements, assignments, or other instruments of transfer or conveyance with respect to all or any of the Pledged Property;

               (iii) after first obtaining all necessary regulatory approvals, vote all or any part of the Pledged Property (irrespective of whether transferred into the name of the Lender or any nominees) and give all consents, waivers and ratifications in respect of the Pledged Property, and otherwise act with respect thereto as though it were the outright legal and beneficial owner thereof, and without limiting the generality of the foregoing, the Lender shall be entitled to receive, hold, invest, use, sell, transfer, assign, and create a Lien upon all or any part of the Pledged Property;

               (iv) at any time or from time to time, sell, resell, assign, and deliver, or grant options to purchase, all or any part of the Pledged Property, or any interest therein, in one or more parcels, at any public or private sale, upon such terms and conditions as the Lender may deem proper, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor to the full extent permitted by law), for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk and for such price or prices and on such terms as the Lender in its absolute discretion may determine; provided that the Lender will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made unless, in the sole discretion of the Lender, any of the Pledged Property threatens to decline in value or is or becomes a type sold on a recognized market, in which event, no notice shall be required. If any of the Pledged Property is sold by the Lender upon credit for future delivery, the Lender shall not be liable for the failure of the purchaser to purchase or pay for such Pledged Property. The Lender may apply the net proceeds (after deducting all costs, expenses, and fees (including attorneys’ and brokers’ fees) incurred or paid in connection with the collection, protection, sale, and delivery of the Pledged Property, all of which shall be charged to, and the responsibility of, the Pledgor) to the payment of the Obligations, returning the excess proceeds, if any, to the Pledgor. The Lender may purchase any or all of the Pledged Property being sold at each public or private sale of Pledged Property, free from any equity or right of redemption, which are hereby waived and released to the full extent permitted by law, and may offset payment therefor against the Obligations. The Pledgor shall remain liable for any deficiency or other amount remaining unpaid after any sale and application set forth herein. In no event shall the Pledgor be credited with any part of the proceeds of any sale of any Pledged Property until cash payment therefor has been actually received by the Lender. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 16 hereof, at least ten (10) days before the time of the sale or disposition. Any sale of any of the Pledged Property conducted in conformity with customary practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Property shall be deemed to be commercially reasonable. Any remaining Pledged Property shall remain subject to the terms of this Pledge Agreement; and

               (v) collect any and all money due or to become due and enforce in the Pledgor’s name all rights with respect to the Pledged Property.

                         (b) The Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Property at a public sale than at a private sale or sales, the making of a public sale of the Pledged Property may be subject to registration requirements and other legal restrictions, compliance with which could require such actions on the part of the Pledgor or the Lender, could entail such costs and expenses, and could subject the Lender and any underwriter through whom the Pledged Property may be sold and any controlling Person of any thereof, to such liabilities as would make the making of a public sale of the Pledged Property impractical. Accordingly, the Pledgor hereby agrees that private sales made by the Lender may be made at prices and on other terms less favorable to the seller than if the Pledged Property were sold at public sale, and that the Lender shall not have any obligation to take any steps or actions to permit the Pledged Property to be sold at a public sale complying with the requirements of federal and state securities and similar laws. The Pledgor agrees that private sales made under the foregoing circumstances shall for all purposes be deemed to have been made in a commercially reasonable manner. The Pledgor further agrees to use all commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Property valid and binding and in compliance with any and all other applicable requirements of law.

                    (c) Unless prohibited by law, the Pledgor agrees, and agrees to cause GBK, to give the Lender, any prospective purchaser (pursuant to Section 7(a) and (b) above) of the Pledged Property, and their respective representatives, full access to further information (including, without limitation, records, files, correspondence, tax work papers and audit work papers) relating to or concerning the Pledged Property, the Pledgor and GBK.

          8. Remedies Cumulative. Each right, power and remedy of the Lender provided in this Pledge Agreement or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law, in equity, by statute, or otherwise. The exercise or partial exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of all such or other rights, powers or remedies, and no failure or delay on the part of the Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

          9. Waiver of Defenses. None of the following shall affect the rights of the Lender in the Pledged Property: (a) any renewal or extension of the time of payment of the Obligations; (b) any release or surrender of, or failure to perfect, protect, or enforce, any security interest for the Obligations; (c) any release of any Person primarily or secondarily liable on the Obligations (including any maker, endorser, or guarantor); (d) any delay in enforcement of payment of the Obligations; and (e) any delay or omission in exercising any right or power with respect of the Obligations or any security agreement securing the Obligations. The Pledgor hereby irrevocably and unconditionally waives: (i) any notice of each of the foregoing; and (ii) presentment, protest, demand, notice of dishonor, notice of default, notice of event of default, notice of loans made, or other actions taken, and all demands, notices, and formalities of any type or nature.

          10. Waiver. Waiver by the Lender of an Event of Default hereunder, or of any breach of the provisions of this Pledge Agreement by the Pledgor, or any right of the Lender hereunder, shall not constitute a waiver of any other Event of Default or breach or right, nor the same Event of Default or breach or right on a future occasion.

          11. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          12. Custody of the Pledged Property. The Lender’s sole duty with respect to the custody, safekeeping, and physical preservation of the Pledged Property in its possession, under the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. The Lender may, but is not required to, take such action as the Lender deems appropriate at any time and from time to time to maintain, protect, and preserve the Pledged Property. Neither the Lender nor any of its affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Pledged Property or for any delay in doing so. The Pledgor shall have the sole responsibility for taking such action as may be necessary or appropriate to maintain, protect, and preserve all rights of the Pledgor and the Lender in the Pledged Property against prior or third parties. In no event shall the Lender have any liability or responsibility for any matter beyond the control of the Lender, including, without limitation, acts of God, war, terrorism, insurrection, riot, governmental action, or act of any corporate or other depository.

          13. Obligations Absolute. The obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by any circumstance whatsoever, including without limitation: (i) any amendment or modification of the Notes, the Loan Agreement, or any document or instrument provided for herein or therein or related thereto, or any assignment, transfer or other disposition of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such document or instrument or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such document or instrument or this Pledge Agreement; (iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Pledgor or any of its properties or creditors; (iv) any limitation on the Pledgor’s liabilities or obligations under any such instrument or any invalidity or unenforceability, in whole or in part of any such document or instrument or any term thereof; whether or not the Pledgor shall have notice or knowledge of the foregoing; or (v) any payment made upon, or with respect to, the Loan Agreement, unless all of the Obligations shall be fully and unconditionally satisfied in full and this Pledge Agreement shall terminate.

          14. Termination. This Pledge Agreement shall terminate only at such time as the Obligations have been fully paid and discharged and the commitment of the Lender to make Advances to the Borrower has terminated. At the time of such termination, the Lender, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Pledged Property as has not yet theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

          15. Further Assurances. The Pledgor, at its expense, will duly execute, acknowledge and deliver all such documents and instruments including, financing statements and endorsements, and take all such actions as the Lender from time to time may reasonably request in order to effectuate further the purposes of this Pledge Agreement and to carry out the terms hereof and to evidence, perfect, maintain, and enforce the Lender’s first priority security interest in the Pledged Property. The Pledgor, at its expense, will at all times cause this Pledge Agreement (or a proper notice or statement in respect hereof) to be duly recorded, published and filed and rerecorded, republished and refiled in such manner and in such places, if any, and will pay or cause to be paid all such recording, filing and other taxes, fees and charges, if any, and will comply with all such statutes and regulations, if any, as may be required by law in order to establish, perfect, preserve and protect the rights and security interests of the Lender hereunder.

          16. Notices. All communications provided for or related hereto shall be given in accordance with Section 6.3 of the Loan Agreement.

          17. Attorney-in-Fact. From and after the occurrence of an Event of Default, the Pledgor hereby appoints the Lender as the Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any document and instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement. This appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or distribution payable with respect to the Pledged Property, and to give full discharge for the same

           18. Waiver of Subrogation Rights. So long as the Obligations remain outstanding and unpaid, the Lender has any obligation to make any loan or advance to Borrower, or this Agreement shall remain in effect, the Pledgor hereby: (a) expressly, unconditionally, and irrevocably waives, to the full extent permitted by law, on behalf of itself and its successors and permitted assigns, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set-off, and each other right that could accrue to a surety, guarantor, or the holder of any claim in connection with, or as a result of, the Pledgor’s execution and delivery of this Pledge Agreement and the performance of its obligations hereunder, or any other document to which the Pledgor is a party or otherwise; (b) expressly, unconditionally, and irrevocably waives any “claim” (as defined in the United States Bankruptcy Code, as amended) of any nature against the Borrower, and further agrees that it shall not have or assert any “claim” against any other Person; and (c) acknowledges and agrees that this waiver is intended to benefit the Lender and shall not limit the Pledgor’s liability under this Pledge Agreement.

          19. Amendments. Any term of this Pledge Agreement may be amended only with the written consent of the Pledgor and the Lender. Any amendment effected in accordance with this Section 19 shall be binding upon each holder of any of the Notes at the time outstanding, each future holder of any of the Notes and the Pledgor.

          20. Assigns. This Pledge Agreement and all rights and liabilities hereunder and in and to any and all Pledged Property shall inure to the benefit of the Lender and its successors and assigns, and shall be binding on the Pledgor and the Pledgor’s successors and assigns; provided, however, the Pledgor may not assign its rights or liabilities hereunder or to any of the Pledged Property without the prior written consent of the Lender.

          21. Miscellaneous. This Pledge Agreement embodies the entire agreement and understanding between the Lender and the Pledgor and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The Pledge Agreement may be signed by facsimile in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          22. Governing Law. THIS PLEDGE AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, CHICAGO, ILLINOIS. THE REVOLVING LOAN REFERENCED HEREIN IS TO BE FUNDED AND REPAID AT, AND THIS PLEDGE AGREEMENT IS OTHERWISE TO BE PERFORMED AT, CHICAGO, ILLINOIS AND THIS PLEDGE AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO: (a) ITS JUDICIALLY OR STATUTORILY PRONOUNCED RULES REGARDING CONFLICT OF LAWS OR CHOICE OF LAW; (b) WHERE ANY OTHER AGREEMENT IS EXECUTED OR DELIVERED; (c) WHERE ANY PAYMENT OR OTHER PERFORMANCE REQUIRED BY ANY SUCH AGREEMENT IS MADE OR REQUIRED TO BE MADE; (d) WHERE ANY BREACH OF ANY PROVISION OF ANY SUCH AGREEMENT OCCURS, OR ANY CAUSE OF ACTION OTHERWISE ACCRUES; (e) WHERE ANY ACTION OR OTHER PROCEEDING IS INSTITUTED OR

PENDING; (f) THE NATIONALITY, CITIZENSHIP, DOMICILE, PRINCIPAL PLACE OF BUSINESS, OR JURISDICTION OR ORGANIZATION OR DOMESTICATION OF ANY PARTY; (g) WHETHER THE LAWS OF THE FORUM JURISDICTION OTHERWISE WOULD APPLY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS; OR (h) ANY COMBINATION OF THE FOREGOING. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE PLEDGOR RECOGNIZES THAT THE LENDER’S PRINCIPAL OFFICES ARE LOCATED IN CHICAGO, ILLINOIS AND THAT THE LENDER MAY BE IRREPARABLY HARMED IF REQUIRED TO INSTITUTE OR DEFEND ANY ACTIONS AGAINST THE PLEDGOR IN ANY JURISDICTION OTHER THAN THE NORTHERN DISTRICT OF ILLINOIS OR COOK COUNTY, ILLINOIS; THEREFORE, THE PLEDGOR IRREVOCABLY (i) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THE PLEDGE AGREEMENT AND/OR THE REVOLVING LOAN REFERENCED HEREIN MAY BE BROUGHT IN THE NORTHERN DISTRICT OF ILLINOIS, IF FEDERAL JURISDICTION IS AVAILABLE, AND, OTHERWISE, IN THE CIRCUIT COURT OF COOK COUNTY, AT THE LENDER’S OPTION; (ii) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; (iii) WAIVES ANY OBJECTION WHICH THE PLEDGOR MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT; AND (iv) AGREES TO JOIN THE LENDER IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT BROUGHT BY THE LENDER. THE PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER IN THE COURTS REFERENCED IN SECTION 22(i) ABOVE AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN THE COURTS REFERENCED IN SECTION 22(i) ABOVE. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

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     CERTAIN WAIVERS AND ACKNOWLEDGEMENTS. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE LOAN AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE PLEDGOR OR THE LENDER. THE PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS PLEDGE AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. THE PLEDGOR FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY THE PLEDGOR AND THE PLEDGOR’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS FULLY INCORPORATED THEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the date first above written.

GBC KANSAS, INC.

By: /s/ Rick J. Tremblay
      Name: Rick J. Tremblay
      Title: Vice President

BANK ONE, NA

By: /s/ Doug Gallun
      Name: Doug Gallun
      Title: First Vice President

SCHEDULE 1

Pledged Subsidiary Shares

Subsidiary	Certificate Number	Number of Shares Covered
Gold Bank	13	72,000